UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2014

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

885 Third Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07        Submission of Matters to a Vote of Security Holders.

(a)           On June 9, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “Shareholder Meeting”).

(b)           At the Shareholder Meeting, the Company’s shareholders voted on a proposal to elect four directors to hold office until the next annual meeting or until the director’s successor has been duly elected. Votes regarding the election of all four nominees were as follows:

Name	For Nominee	Authority Withheld From Nominee	Broker Non-Votes

Jane Macon	20,091,545	285,085	0
Patricia L. Francy	20,318,386	57,244	0
Nancy Peterson Hearn	20,326,139	49,491	0
Robert P. Mazzarella	20,336,039	39,591	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBERT FINANCIAL CORP.

Dated: June 12, 2014	By:	/s/ Joseph M. Ramos, Jr.
Joseph M. Ramos, Jr.
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary